                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  April 25, 1997


                        SYBRON INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

             WISCONSIN                             1-11091                      22-2849508
  (State or other jurisdiction of             (Commission File               (I.R.S. Employer
  incorporation or organization)                   Number)                 Identification No.)




                           411 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202
                          ---------------------------
              (Address of principal executive offices)  (Zip Code)


                                 (414) 274-6600
                                 --------------
              (Registrant's telephone number, including area code)


                         ------------------------------
         (Former name or former address, if changed since last report)

                        Sybron International Corporation


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On April 25, 1997, Sybron International Corporation ("Sybron") completed the previously announced pending acquisition of Remel Limited Partnership ("Remel"), a manufacturer and distributor of disposable diagnostic products used in microbiology laboratories. The transaction was in the form of a purchase of all outstanding partnership interests of Remel and equity interests of certain related entities by Remel Acquisition Co., a Wisconsin corporation formed by Sybron to complete the transaction. Remel Acquisition Co., which has been renamed Remel, Inc., is a direct wholly owned subsidiary of Sybron's subsidiary, Erie Scientific Company ("Erie"). Immediately after the acquisition, Remel was dissolved, and as a result Remel, Inc. owns all of the assets of Remel. The sellers included Regional Media Laboratories, Inc., Riverside/Remel Limited Partnership and certain family trusts. There is no material relationship between the sellers and Sybron or any of its affiliates, directors, officers or associates of any such directors or officers.

     Remel, Inc. paid $121.6 million in cash at closing and assumed approximately $35 million in debt. The assumed debt was repaid by Remel, Inc. upon the closing of the transaction. The purchase price was determined through arms-length negotiations between the parties. The transaction was financed through expanded credit facilities provided under Sybron's Amended and Restated Credit Agreement, as amended as of April 25, 1997, with Chase Manhattan Bank and certain other lenders. Sybron will account for the acquisition as a purchase.

     Founded in 1973, Remel has its headquarters in Lenexa, Kansas, and has manufacturing operations in Lenexa; Lake Charles, Louisiana; and Atlanta and Augusta, Georgia. For the year ended December 31, 1996, Remel generated net sales of approximately $60 million on a pro forma basis after adjusting for Remel's acquisition of Chrisope Technologies, L.C. ("Chrisope") in November 1996. The pro forma adjustments include Chrisope's ten month sales prior to being acquired by Remel.

     Remel is a manufacturer of an extensive range of diagnostic products used primarily by clinical and, to some extent, industrial microbiology laboratories to identify microorganisms that cause disease or contaminate products or the environment. Principal products manufactured by Remel include prepared culture media, stains, reagents, antimicrobal/susceptibility tests, rapid assay test kits, quality control organisms, and other disposable microbiology products. Remel has an extensive customer base of clinical and industrial microbiology laboratories in the United States. Its products have been sold only to a limited extent internationally.

     Sybron plans to continue the Remel business. Sales revenues and EBITDA of the Remel business for the year ended September 30, 1997 are expected to be approximately

$63 million and $23 million, respectively. Remel, Inc. will be managed by Erie, which plans to combine the microbiology resources of Remel with other Erie businesses that serve the microbiology market.

     The definitive purchase agreement, the Second Amendment to the Amended and Restated Credit Agreement and certain related documents are filed as exhibits to this report and are incorporated herein by reference. The descriptions thereof herein do not purport to be complete and are qualified in their entirety by reference to the provisions of the respective agreements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

a)   Financial Statements of Businesses Acquired:

b)   Pro Forma Financial Information:

     Although the acquisition of Remel is deemed to involve a significant amount of assets under Instruction 4 to Item 2 of Form 8-K, no financial statements or pro forma financial information are required to be furnished since the acquisition does not exceed the minimum 20% significance threshold under Rule 3-05 and Article 11 of Regulation S-X, as amended by Release No. 33-7355 (Oct. 10, 1996).

c)   Exhibits:

     See the Exhibit Index following the Signature page of this report, which is incorporated herein by reference.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             SYBRON INTERNATIONAL CORPORATION



Date:  May 9, 1997                By:        /s/ Dennis Brown
                                             ---------------------------------
                                             Dennis Brown
                                             Vice President - Finance, Chief
                                             Financial Officer & Treasurer

                        SYBRON INTERNATIONAL CORPORATION
                               (THE "REGISTRANT")
                         (COMMISSION FILE NO. 1-11091)

                                 EXHIBIT INDEX
                                       TO
                            FORM 8-K CURRENT REPORT
                              DATED APRIL 25, 1997


                                                              INCORPORATED
 EXHIBIT                                                       HEREIN BY                     FILED
 NUMBER                      DESCRIPTION                      REFERENCE TO                  HEREWITH
 ------                      -----------                      ------------                  --------
  2.1          Purchase Agreement, dated as of                                                 X
               March 14, 1997 (the "Purchase
               Agreement"), by and among the
               owners of the partnership interests
               in Remel Limited Partnership
               ("Remel"), Remel Acquisition Co.
               ("Buyer"), Riverside Partners, Inc.
               and the other parties identified
               therein, relating to the purchase by
               Buyer of all of the partnership
               interests, limited liability company
               interests and capital stock of Remel
               and the other entities whose
               businesses were acquired by Buyer
               pursuant to the Purchase Agreement
               (including the Registrant's guaranty
               of the obligations of Buyer under
               the Purchase Agreement).

  2.2          Escrow Agreement dated  as of April 25,                                         X
               1997 by and among Riverside
               Partners, Inc., Remel Acquisition Co.
               and State Street Bank and Trust
               Company, as escrow agent.

                                                              INCORPORATED
 EXHIBIT                                                       HEREIN BY                     FILED
 NUMBER                      DESCRIPTION                      REFERENCE TO                  HEREWITH
 ------                      -----------                      ------------                  --------

4.1            Second Amended and Restated                                                     X
               Credit Agreement dated as of April
               25, 1997, constituting the
               Second Amendment to the
               Amended and Restated Credit
               Agreement, dated as of July
               31, 1995 (as amended,
               supplemented or otherwise
               modified from time to time,
               the "Credit Agreement"), among
               the Registrant and certain of
               its subsidiaries, the several
               Lenders from time to time
               parties thereto, Chase
               Securities Inc., as Arranger,
               and The Chase Manhattan Bank,
               as Administrative Agent for
               the Lenders.


  4.2          Form of Revolving Credit Note,                                                  X
               dated as of April 25, 1997, executed
               pursuant to the Credit Agreement.

  4.3          Form of Term Note, dated as of                                                  X
               April 25, 1997, executed pursuant
               to the Credit Agreement.

  4.4          Form of Swing Line Note, dated                                                  X
               as of April 25, 1997, executed
               pursuant to the Credit Agreement.

  4.5          Form of CAF Advance Note,                                                       X
               dated as of April 25, 1997, executed
               pursuant to the Credit Agreement.

  4.6          Form of Second Amended and                                                      X
               Restated Parent Pledge Agreement,
               dated as of April 25, 1997, executed
               pursuant to the Credit Agreement.

                                                              INCORPORATED
 EXHIBIT                                                       HEREIN BY                     FILED
 NUMBER                      DESCRIPTION                      REFERENCE TO                  HEREWITH
 ------                      -----------                      ------------                  --------
  4.7          Form of Second Amended and                                                      X
               Restated Subsidiaries Guarantee,
               dated as of April 25, 1997, executed
               pursuant to the Credit Agreement.

  4.8          Form of Second Amended and                                                      X
               Restated Subsidiaries Pledge
               Agreement, dated as of April 25,
               1997, executed pursuant to the
               Credit Agreement.